Exhibit 99.0


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Norwood Financial Corp. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report"), we, William
W. Davis, Jr., Chief Executive Officer, and Lewis J. Critelli, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Sectionss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ William W. Davis, Jr.                   /s/ Lewis J. Critelli
----------------------------------          ------------------------------------
William W. Davis, Jr.                       Lewis J. Critelli
Chief Executive Officer                     Chief Financial Officer




August 12, 2002